UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2019 (April 29, 2019)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Item 8.01.	Other Events.

April 2019 Forward Transaction

On April 29, 2019, Agree Realty Corporation, a Maryland corporation (the “Company”) entered into (a) a forward sale agreement (each a “Forward Sale Agreement”) with each of Jefferies LLC (“Jefferies”) and Citibank, N.A. (“Citibank”), and (b) an underwriting agreement (the “Underwriting Agreement”) with (i) Agree Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), for which the Company is the sole general partner, (ii) Jefferies and Citigroup Global Markets Inc. (“Citigroup”), in their capacity as forward sellers, (iii) Citigroup, Jefferies and Wells Fargo Securities, LLC (“Wells Fargo”), as representatives of the of the several underwriters named therein, and (iv) Jefferies and Citibank, in their capacity as forward counterparties, relating to the issuance and sale of up to 2,750,000 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a public offering price of $65.85 per share, including an option to purchase up to 412,500 additional shares of Common Stock. The sale of the Shares closed on May 2, 2019.

The Shares were offered pursuant to the Company’s registration statement on Form S-3 (File No. 333-218476) which became effective upon filing with the Securities and Exchange Commission (“SEC”) on June 2, 2017. A copy of the Forward Sale Agreements and Underwriting Agreement are filed herewith as Exhibits 1.1, 1.2 and 1.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibits 1.1, 1.2 and 1.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
1.1	Forward Sale Agreement, dated as of April 29, 2019 between the Company and Jefferies.
1.2	Forward Sale Agreement, dated as of April 29, 2019 between the Company and Citibank.
1.3	Underwriting Agreement, dated as of April 29, 2019 by and among the Company, the Operating Partnership, Jefferies, Citigroup, Citibank and Wells Fargo.
5.1	Opinion of Ballard Spahr LLP regarding the validity of the Shares to be issued and offered.
8.1	Opinion of Honigman LLP as to certain tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Honigman LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Clayton R. Thelen
	Name:	Clayton R. Thelen
	Title:	Chief Financial Officer and Secretary

Date: May 2, 2019